   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 19, 1998

                                                       REGISTRATION NO. 333-

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------

                         JCP MASTER CREDIT CARD TRUST
                         (ISSUER OF THE CERTIFICATES)

                             JCP RECEIVABLES, INC.
                  (ORIGINATOR OF THE TRUST DESCRIBED HEREIN)
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                    6141                    75-2231415
     (STATE OR OTHER          (PRIMARY STANDARD            (IRS EMPLOYER
     JURISDICTION OF              INDUSTRIAL            IDENTIFICATION NO.)
     INCORPORATION OR      CLASSIFICATION CODE NO.)
      ORGANIZATION)

                       6501 LEGACY DRIVE, MAIL STOP 1318
                              PLANO, TEXAS 75024
                                (972) 431-2082
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                ---------------

                            CHARLES R. LOTTER, ESQ.
                    EXECUTIVE VICE PRESIDENT, SECRETARY AND
                                GENERAL COUNSEL
                          J. C. PENNEY COMPANY, INC.
                               6501 LEGACY DRIVE
                              PLANO, TEXAS 75024
                                (972) 431-1000
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                  INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                ---------------

                                  COPIES TO:

       JEFFREY J. VAWRINEK, ESQ.             JAMES S. STRINGFELLOW, ESQ.
      J. C. PENNEY COMPANY, INC.        SKADDEN, ARPS, SLATE, MEAGHER & FLOM
   6501 LEGACY DRIVE, MAIL STOP 1103                     LLP
          PLANO, TEXAS 75024                      919 THIRD AVENUE
                                              NEW YORK, NEW YORK 10022

                                ---------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-64649

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [_]

                        CALCULATION OF REGISTRATION FEE
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
                                                           PROPOSED
                                             PROPOSED      MAXIMUM
                                AMOUNT       MAXIMUM      AGGREGATE    AMOUNT OF
  TITLE OF EACH CLASS OF        TO BE     OFFERING PRICE   OFFERING   REGISTRATION
SECURITIES TO BE REGISTERED   REGISTERED   PER UNIT(1)     PRICE(1)       FEE
----------------------------------------------------------------------------------
 Class A Asset Backed
  Certificates, Series
  E.....................     $100,000,000      100%      $100,000,000   $27,800

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(1)Estimated solely for the purpose of calculating the registration fee.

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

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

                               EXPLANATORY NOTE

  This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. Pursuant to Rule 462(b), the contents of the Registration Statement on Form S-1 (Registration No. 333-64649), as amended, of JCP Receivables, Inc., which was declared effective on November 19, 1998, are incorporated herein by reference.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plano, State of Texas, on November 19, 1998.

                                          JCP RECEIVABLES, INC.
                                           As Originator of the Trust and as
                                           Registrant

                                                     /s/ C. A. Walther
                                          By: _________________________________
                                                       C. A. WALTHER
                                                         President

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT ON FORM S-1 HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

              SIGNATURE                          TITLE                   DATE
              ---------                          -----                   ----

              M. S. Rich*              Chairman of the Board;      November 19, 1998
______________________________________  Director
              M. S. RICH

          /s/ C. A. Walther            President (principal        November 19, 1998
______________________________________  executive and financial
            C. A. WALTHER               officer); Director

           Annette Williams*           Secretary and Treasurer     November 19, 1998
______________________________________  (principal accounting
           ANNETTE WILLIAMS             officer)

              R. S. Funk*              Director                    November 19, 1998
______________________________________
              R. S. FUNK

          J. J. Occhiogrosso*          Director                    November 19, 1998
______________________________________
          J. J. OCCHIOGROSSO

            S. A. Saggese*             Director                    November 19, 1998
______________________________________
            S. A. SAGGESE

*By: /s/ C. A. Walther
---------------------------------
  C. A. WALTHER, ATTORNEY IN FACT

                               INDEX TO EXHIBITS

 EXHIBIT
 NUMBER                                DESCRIPTION
 -------                               -----------
   5     --Opinion of Charles R. Lotter, Esq. with respect to legality.
   8     --Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, with respect to tax matters.
  23.1   --Consent of Charles R. Lotter, Esq. (included in Exhibit 5).
  23.2   --Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in
          Exhibit 8).
  24     --Power of Attorney (filed as Exhibit 24 to the Registrant's
          Registration Statement on Form S-1 (Registration No. 333-64649) and
          incorporated herein by reference).

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